UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2018

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.07                         Submission of Matters to a Vote of Security Holders.

Signature

Item 5.07                         Submission of Matters to a Vote of Security Holders.

Golden Minerals Company (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Meeting”) on May 17, 2018 in Golden, Colorado.  At the Meeting, four proposals were submitted to the stockholders for approval as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2018.

Of the 91,929,709 shares of common stock outstanding and entitled to vote as of the record date (March 21, 2018), 66,545,555 shares (72.39%) were present or represented by proxy at the Meeting.  The Company’s stockholders (1) approved the election of Jeffrey G. Clevenger, Warren M. Rehn, W. Durand Eppler, Kevin R. Morano, Terry M. Palmer, Andrew N. Pullar and David H. Watkins as directors of the Company to hold office until the 2019 annual meeting of stockholders or until their successors are elected, (2) ratified the appointment of EKS&H, LLLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, (3) approved, on an advisory basis, the compensation of named executive officers and (4) recommended that the advisory vote on named executive officer compensation occur every three years.  The votes on the proposals were cast as set forth below:

1.                                      Election of seven (7) directors to hold office until the 2019 annual meeting of stockholders or until their successors are elected.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey G. Clevenger	46,671,485	507,674	19,366,396
Warren M. Rehn	46,800,037	379,122	19,366,396
W. Durand Eppler	46,635,705	543,454	19,366,396
Kevin R. Morano	46,744,318	434,841	19,366,396
Terry M. Palmer	46,726,143	453,016	19,366,396
Andrew N. Pullar	46,769,500	409,659	19,366,396
David H. Watkins	46,792,055	387,104	19,366,396

2.                                      Ratification of the selection of EKS&H, LLLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions
65,167,150	426,564	951,841

3.                                      Advisory vote regarding compensation of named executive officers.

Votes For	Votes Against	Abstentions
46,101,254	722,794	355,111

4.                                      Advisory vote regarding frequency of shareholder advisory vote on named executive officer compensation.

1 Year	2 Years	3 Years	Abstain
2,379,709	84,235	44,599,966	115,249

In light of the vote regarding the frequency of shareholder advisory votes on executive compensation, the Company has decided to include a shareholder vote on the compensation of named executive officers in its proxy materials every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018

Golden Minerals Company

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President, Chief Financial Officer and Corporate Secretary